Prepaid Expenses and Other Current Assets (Details) - Schedule of prepaid expenses and other current assets - USD ($)		Jun. 30, 2021	Dec. 31, 2020
Schedule of prepaid expenses and other current assets [Abstract]
Prepaid expenses		$ 54,606	$ 54,466
Note receivable	[1]	400,000	400,000
Advance deposit for intent acquisition	[2]	4,937,664	4,937,664
Deposits and others		23,599	28,786
Total prepaid expenses and other current assets		$ 5,415,869	$ 5,420,916

[1]	While the Company entered into the purchase Agreement with the Buyers to sell 100% equity interest in Anyi Network including its subsidiaries, the Company entered into a Promissory Note, pursuant to which the Buyers agreed to pay the Cash Consideration of $400,000 to the Company on or prior to June 30, 2021. The Company received $400,000 in July 2021.
[2]	The Company entered into a letter of intent of equity acquisition with Yushu Kingo City Real Estate Development Co., Ltd. on February 26, 2019, and made advance payments upon execution of a letter of intent for completion of due diligence of $4,937,664. On April 6, 2021, AGM Tianjin and Yushu Kingo entered into a supplement agreement to the equity transfer agreement. Pursuant to the supplement agreement, Yushu Kingo’s shareholders shall return the Advance Payment and pay an additional 10% interest to AGM Tianjin if AGM Tianjin decides not to proceed with the acquisition contemplated by the equity transfer agreement and terminate such agreement on or before October 31, 2021. If Yushu Kingo is unable to make such payment, it will transfer the titles of real properties of Yushu Kingo to AGM Tianjin, valued with a 20% discount to market price. The parties further agreed to conduct a new evaluation of Yushu Kingo’s assets and to enter into supplement agreement based on such evaluation.